EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of May 19, 2006 (this "Agreement"), is by and among WEB.COM, INC., a corporation organized under the laws of Minnesota ("WEB"), Marc Smith and Keith Hendrick as representatives of the Investors (the "Stockholders' Representatives") and each of the other parties
set  forth  on  the  signature  pages  hereto  (each  of  whom,   together  with
Stockholders' Representatives may sometimes be referred to herein as and "Investor" or the "Investors").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), WebSource Media, LLC ("Web Source") is merging with, and into, Web Astro Acquisition, L.P. ("Merger Sub") and Merger Sub will be the surviving entity in that merger and, Investors' membership interests in Web Source are being replaced with a right to receive the Consideration (as such term is defined in the Merger Agreement; and

     WHEREAS, the Consideration includes one million five hundred thousand shares (the "Unrestricted Shares") of WEB's Common Stock, par value $.01 per share ("Common Stock") and warrants for the purchase of one million shares of Common Stock (the "Reserved Shares") at an exercise price of $6 per share (the "Warrants") and WEB has agreed to give the Investors certain registration rights with respect to such two million five hundred thousand shares.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                            GLOSSARY OF DEFINED TERMS

     1.1. Definitions. Capitalized terms used herein and not defined shall have the meanings given to them in the Merger Agreement. As used herein, the following capitalized terms shall have the following meanings (terms defined in the singular to have the same meanings when used in the plural and vice versa):

     "Holder" shall mean the beneficial owner of WEB's Common Stock.

     "NASDAQ" shall mean the NASDAQ National Market, on which WEB's Common Stock is traded.

     "Registrable Securities" shall mean the Unrestricted Shares and the Reserved Shares acquired by any Holder at any time pursuant to the Merger Agreement but shall not include any shares of Common Stock which have been either sold by a Holder pursuant to an effective registration statement or Rule 144 of the Securities Act, or which are no longer outstanding.

     1.2. Additional Definitions. The following terms defined elsewhere in this Agreement shall have the respective meanings therein defined:


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          Term                                Section No.
          ----                                -----------
          "Agreement"                         Caption
          "Exchange Act"                      2.4
          "Indemnitee"                        3.1
          "WEB"                               Caption
          "WEB Indemnified Parties"           3.2
          "Long-Form Registration"            2.1(b)(ii)
          "Losses"                            3.1(a)
          "Reserved Shares"                   Preamble
          "SEC"                               2.4
          "Short-Form Registration"           2.1(b)(ii)
          "Stockholders' Representative"      Caption
          "Suspension Period"                 2.8
          "Termination Date"                  2.3(a)(i)
          "Unrestricted Shares"               Preamble
          "Warrants"                          Preamble

                                   ARTICLE 2
                               REGISTRATION RIGHTS

     2.1.   Securities   Subject   to  this   Registration   Rights   Agreement;
Registration.

          (a) Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

          (b) Registration.

               (i) No later than forty-five (45) days following the date hereof, WEB will file a registration statement on Form S-3 that includes the Registrable Securities as part of a shelf-registration pursuant to Rule 415 under the Securities Act; provided however, that such 45-day period may be extended to the extent of any delay in the receipt of the questionnaires from the Holders as required by Section 2.6.

               (ii) In the event  that WEB is unable to include  any  portion of the Registrable Securities in a Form S-3 registration statement then, no later than twenty (20) days after each date of issuance of any Unrestricted Shares or Warrants, as the case may be, which cannot be so included, WEB shall file a Form S-4 or similar short form or "evergreen" registration statement (each, a "Short-Form Registration") covering all such shares which it could not include. If a Short-Form Registration is not available to WEB, then it shall promptly prepare and file a registration statement on Form S-1 or any similar registration statement ("Long-Form Registration") in the United States under the Securities Act for the registration thereunder of any and all of the Registrable Securities and WEB shall use commercially reasonable efforts to cause such registration statement to become effective. WEB shall include in such registration statement all Registrable Securities not previously registered under this Section 2.1. The right granted hereunder shall not terminate with respect to any Registrable Securities transferred in accordance with the terms hereof.

               (iii) The Stockholders' Representatives and the Investors acknowledge that, in connection with any registration statement that WEB may file pursuant to this Agreement, certain other shareholders of WEB may have piggyback registration rights or other rights to include themselves as "selling shareholders" in such registration statement.

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     2.2. Information. As a condition to the inclusion of a Holder's Registrable
Securities in any registration statement, such Holder will furnish in writing to WEB such information with respect to such Holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the SEC. Failure of a Holder to furnish such information shall not affect the obligation of WEB under Section
2.1 to the remaining Holders of Registrable Securities.

     2.3. Procedure. WEB will, at its own expense:

          (a) Prepare and file with the SEC a registration statement or registration statements (or amendments thereto) with respect to such Registrable Securities and endeavor to cause such registration statement(s) to become and remain effective until five (5) years from the date on which such registration statement first becomes effective (the "Termination Date").

          (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement(s) and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement(s) effective during all periods and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement(s) until the Termination Date or (x) in the event that the registration statement(s) is filed on Form S-1, or similar Long-Form Registration, for a period of three months from the date of its effectiveness, or (y) in the event the registration statement(s) is filed on Form S-3 or similar Short-Form Registration and constitute a "shelf registration statement" pursuant to Rule 415 under the Securities Act, for such time until all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement(s), until all of the Registrable Securities covered thereby cease to be Registrable Securities, or for such shorter period of time as to which the Stockholders' Representative shall consent.

          (c) Furnish to each Holder of Registrable Securities to be included in any such registration, without charge, (A) a copy of the order of the SEC declaring such registration statement and any post-effective amendment thereto effective, (B) such reasonable number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (C) such reasonable number of copies of the prospectus included in any such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and (D) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (d) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement(s) under such other securities or blue sky laws of such jurisdictions as a Holder shall reasonably request, keep each such registration or qualification (or exemption therefrom) effective for the period required pursuant to Section 2.3(a)(ii) above, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holders to consummate the disposition of the Registrable Securities owned by such Holder, in such jurisdictions within such time periods (other than in any jurisdiction where WEB would be required to execute a general consent to service of process where it has not already filed such consent).

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          (e) Use its best  efforts to prevent  the  issuance  of any stop order suspending the effectiveness of such registration statement(s), or of any order suspending or preventing the use of any related prospectus or suspending the qualification (or exemption from qualification) of any equity securities included in such registration statement(s) for sale in any jurisdiction, and, if such order is issued, use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

          (f) Use its best efforts to cause such Registrable Securities covered by such registration statement(s) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders or Investors to consummate the disposition of such Registrable Securities and keep each such registration or approval effective for the period required pursuant to Section 2.3(a)(ii) above.

          (g) Immediately notify each Holder of Registrable Securities covered by such registration statement(s), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event the happening of which results in the prospectus included in such registration statement(s) including an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, prepare and deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (h) Otherwise comply with all applicable rules and regulations of the SEC.

          (i) Promptly inform each Holder of Registrable Securities of any and all correspondence between WEB and the SEC with respect to such registration.

          (j) Cause those Registrable Securities being registered and sold pursuant to this Agreement to be listed on NASDAQ or such other national stock exchange or trading system on which WEB's Common Stock is listed for trading in the United States and for which the Registrable Securities are then eligible for listing.

     2.4. Rule 144. WEB covenants that it will timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Securities and Exchange Commission ("SEC") thereunder, and it will take such further action as a Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder of Registrable Securities, WEB will deliver to such holder a written statement as to whether it has complied with such requirements.

     2.5. Expenses. As to all registrations under this Section 2, WEB shall pay all costs, fees and expenses incident to the performance and compliance by WEB with this Registration Rights Agreement, including without limitation, (A) all registration and filing fees (including fees payable to NASDAQ); (B) all printing expenses; (C) all fees and disbursements of counsel and independent


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public  accountants for WEB; (D) all blue sky fees and expenses  (including fees and expenses of counsel in connection with blue sky surveys); (E) all transfer taxes; (F) the entire expense of any audits incident to such registration required by the rules and regulations of the SEC; (G) the cost of distributing the prospectuses in preliminary and final form as well as any supplements
thereto;  (H)  internal  expenses  of  WEB,  reasonable  messenger,   telephone,
duplication, word processing and delivery expenses incurred by WEB in the performance of its obligations hereunder, but excluding underwriting fees and commissions incurred by the Holders of the Registrable Securities; and (I) reimbursement of attorneys' fees on behalf of the Stockholders' Representatives but only to the extent of ten thousand dollars ($10,000).

     2.6. Holders' Requirements. In connection with the registration of any Registrable Securities pursuant to any registration statement, each of the Holders shall:

          (a) within ten (10) days of the date hereof, complete and deliver to WEB a selling security holder questionnaire to include the information required under Section 2.2 hereof.

          (b) if notified by WEB of any event as a result of which the prospectus included in such registration statement contains an untrue statement of material fact or omits to state a material fact, or of any stop order or other order suspending the effectiveness of such registration statement, immediately discontinue any sale or other disposition of Registrable Securities pursuant to such registration statement until the filing of an amendment or supplement to the registration statement or the withdrawal or the stop order or such other order;

          (c) deliver a prospectus to the purchaser of such Registrable Securities;

          (d) promptly notify WEB when such Holder has sold such Registrable Securities; and

          (e) promptly notify WEB in the event that any information supplied by such Holder in writing for inclusion in such registration statement or related prospectus or any document referred to therein is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading.

     2.7. Black-Out Period. Each Holder of Registrable Securities agrees not to effect any offer or sale of Registrable Securities, if so requested by WEB in connection with any proposal or plan by WEB to engage in any material financing or material acquisition or disposition by WEB or any subsidiary thereof of the capital stock or substantially all the assets of any other person (other than in the ordinary course of business), any tender offer or any merger, consolidation, corporate reorganization, strategic partnership arrangement or restructuring or other similar transaction material to WEB and its subsidiaries taken as a whole, provided WEB has made the same request of all of its officers and directors, as well. The period during which WEB fails to keep a shelf registration statement effective and usable for resales of Registrable Securities, or pursuant to this
Section 2.7 requires that the Holders of Registrable Securities not effect sales of Registrable Securities pursuant to a shelf registration statement, or otherwise, is hereafter referred to as the "Suspension Period." The Suspension Period shall not exceed twenty (20) days, or with the consent of the Stockholders' Representative, sixty (60) days, and WEB shall have the right to call for only two such Suspension Periods in any twelve (12) month period, even if a Suspension Period shall be less than sixty (60) days. Notwithstanding the foregoing, each Holder agrees to refrain from selling or otherwise disposing of any Registrable Securities in violation of WEB's Insider Trading Policy, a copy of which is attached hereto as Exhibit A and as the same may be in effect from

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time to time.  Periods  during which the Holder cannot trade due to the Holder's status as an insider of WEB under the Insider Trading Policy shall not be counted for purposes of the length of a Suspension Period.

                                   ARTICLE 3
                                 INDEMNIFICATION

     3.1. General. WEB will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Holder owning any Registrable Securities covered by such registration statement, its directors and officers, employees or agents, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, an "Indemnitee"), as follows:

          (a) against any and all loss, liability, claim, damage or expense whatsoever including, without limitation, expenses contemplated by subparagraph
(iii) below (collectively, "Losses") arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or other document related to compliance, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading or any violation (or alleged violation) of the Securities Act or other securities laws in connection with any such registration or compliance;

          (b) against any and all Losses to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of WEB; and

          (c) against any and all expenses reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above provided, however, that this indemnity does not apply to any Loss incurred by an Indemnitee, to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to WEB by or on behalf of any such Indemnitee expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) such information to include but not be limited to the questionnaire referenced in Section 2.2 hereof; and provided, further, that WEB will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 3.1 with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such Loss of such underwriter or


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controlling  person results from the fact that such underwriter  offered or sold
Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if WEB has previously furnished copies thereof to such underwriter. Such indemnity shall survive the transfer of such securities by such Indemnitee.

     3.2. Indemnification by Holders. Each Holder of Registrable Securities participating in any registration hereunder shall severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, WEB, its directors, officers, employees, affiliates and agents, and each Person who controls WEB (within the meaning of the Securities Act) (collectively, "WEB Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such Holder's consent, which consent shall not be unreasonably delayed or withheld) to which any WEB Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus (as amended or supplemented if WEB shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in the cases described in clauses (i) and (ii) of this Section 3.2, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder relating to such Holder specifically stating that it is for use in the preparation of the documents described in such clauses (i) and (ii) and WEB does not know, at the time such information is included in the Registration Statement, prospectus, preliminary prospectus, amendment or supplement that such information is false or misleading; (iii) any violation by such Holder of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder applicable to such Holder and relating to action of or inaction by such Holder in connection with any such registration; and (iv) with respect to any preliminary prospectus delivered in a non-underwritten offering, the fact that such Holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if WEB has previously furnished copies thereof to such Holder in compliance with this Agreement and the loss, claim, damage, liability or expense of such WEB Indemnified Party results from an untrue statement or omission of a material fact relating to information provided by such Holder contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented); provided, however, that the liability of such Holder under this Section 3.2 shall be limited to the net proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of WEB

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Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

     3.3. Actions. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Article 3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Article 3, except to the extent that the indemnifying party has been materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel in addition to appropriate local counsel chosen by the Stockholders' Representative, or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled by giving written notice of its intention to do so within 20 days of the date it receives notice of such claim from the indemnified party to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnifying party agrees to pay such fees and expenses; or (ii) the indemnifying party fails promptly to assume and/or to vigorously maintain the defense of such proceeding or fails to employ counsel satisfactory to such indemnified party; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party or an affiliate of the indemnifying party, and there may be one or more defenses available to such indemnified party that are in addition to, or in conflict with, those available to the indemnifying party or affiliate or controlling person (in which case, if such indemnified party, notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such proceeding on behalf of such indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party. If any Holder(s) is the indemnified party, then the Stockholders' Representative shall be authorized to take all actions on behalf of any such Holder(s) under this Section 3.3 and it shall receive copies of all notices to any Holder hereunder.

     3.4. Underwriter Indemnification. WEB and each Holder including Registrable Securities on a registration statement shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

     3.5. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Article 3 is for any reason not available (or not sufficient to hold such indemnified party harmless), the parties required to indemnify by the terms thereof shall contribute to the aggregate Losses incurred by the indemnified party. In determining the amounts which the respective parties shall contribute, there shall be considered the relative fault of WEB on the one hand, and of the indemnified or indemnifying party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The relative fault of WEB, on the one hand, and of an indemnified or indemnifying party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact has been taken by, or relates to information supplied by, WEB or by an indemnified or indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission; provided, that no Holder indemnified party shall be required to contribute any amount in excess of the amount such indemnified party would have been required to pay to an indemnified party if the indemnity under Article 3 were available. WEB and each such Holder agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities or any other method that does not take account of the equitable considerations referred to in this Section. For purposes of this
Section 3.5, each person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of WEB who signed the registration statement, and each person, if any, who controls WEB or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as WEB or a Holder including Registrable Securities on a registration statement, as the case may be.

                                   ARTICLE 4
                                  MISCELLANEOUS

     4.1. Liability; Injunctive Relief. Except as otherwise provided herein, the termination of Agreement shall not relieve any party of any liability for breach of this Agreement prior to the date of termination. Each of the parties hereto waives their right to punitive, consequential or exemplary damages for breach of this Agreement by the other party. Moreover, each party shall be entitled to injunctive or other equitable relief to enjoin any termination of this Agreement not in accordance with the terms hereof or to require any other party to perform its obligations hereunder.

     4.2. Assignment. No party hereto may assign or transfer its rights or obligations arising under this Agreement, without the prior written consent of the other parties hereto.

     4.3. Notices. All notices, claims, waivers, consents and other communications provided for herein shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile transmission, mailed, registered or certified mail, return receipt requested, postage prepaid or by reputable overnight delivery service (a) if to WEB, to it at 303 Peachtree Center Avenue, Fifth Floor, Atlanta, Georgia 30303, attention: Chief Executive Officer, telecopier number (404) 260-2681, with a copy to its General Counsel at the same office. If to the Investors, to them c/o Investors Representatives, WebSource Media, 10375 Richmond Drive, Houston, Texas 77042 with copies (which shall not constitute notice), to Darryl M. Burman, Epstein Becker Green Wickliff & Hall, P.C., Wells Fargo Plaza, 1000 Louisiana, Suite 5400, Houston, Texas 77002 or, as to any party, at such other address as shall be designated by such party in a notice to the other parties hereto given in accordance with the provisions of this Section 4.3. All notices and other communications hereunder shall be deemed to have been duly given when sent by overnight mail, on the next Business Day, when transmitted by telecopier, upon receipt of electronic confirmation of receipt, or personally delivered on the day sent or delivered, or, in the case of a mailed notice, two (2) Business Days after the date mailed, in each case when sent, delivered or mailed to the intended recipient as aforesaid.

     4.4. Choice of Law; Submission to Jurisdiction; Jury Waiver. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia, without regard to any applicable principles of conflicts of law. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION
DOCUMENTS, THE REGISTRABLE SECURITIES OR ANY OTHER AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY SHALL ONLY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA AND HEREBY EXPRESSLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 4.3, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

     4.5. Entire Agreement; Amendment; Waiver. This Registration Rights Agreement and other agreements between the parties referred to herein, contain the entire understanding between the parties hereto concerning the subject matter hereof and supersedes any and all prior representations, warranties, undertakings, covenants and agreements between the parties. This Registration Rights Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by WEB and the Stockholders' Representatives.

     4.6. Remedies Cumulative. Each and all of the rights and remedies in this Registration Rights Agreement, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Registration Rights Agreement or at law or in equity.

     4.7. No Third Party Beneficiaries. Except as provided herein, this Registration Rights Agreement shall inure to the benefit of the parties and their respective successors and permitted assigns only.

     4.8. Counterparts. This Registration Rights Agreement may be executed in any number of separate counterpart copies, each of which shall be deemed an original but all of which taken together shall constitute a single instrument.

     4.9. Separability. If any provision of this Registration Rights Agreement is invalid or unenforceable, the balance of this Registration Rights Agreement shall remain in effect.

     4.10. Publicity. Except as required by applicable law or by a stock exchange, no party shall issue any press release or other public statement regarding the transactions contemplated by this Registration Rights Agreement without the prior written consent of the other party.

     4.11. Further Assurances. Each party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Registration Rights Agreement, any further instruments, and will take all commercially reasonable actions, as may be necessary to transfer to consummate the transactions contemplated hereby, and to effectuate the provisions and purposes hereof.

     4.12. Headings. Headings and captions used herein are included herein for convenience of reference only and shall not constitute a part of this Registration Rights Agreement for any other purpose or be given any substantive effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.



WEB.COM, INC.                                      STOCKHOLDER REPRESENTATIVES

By: /s/ Jonathan B. Wilson                         /s/ Marc Smith
Name: Jonathan B. Wilson                           -----------------------------
Title: Senior Vice President                       Marc Smith

                                                   /s/ Keith Hendrick
                                                   -----------------------------
                                                   Keith Hendrick



INVESTORS

/s/ Marc Smith                                     /s/ Keith Hendrick
_____________________________                      _____________________________
Marc Smith                                         Keith Hendrick

/s/ Steve Kennedy                                  /s/ Kathleen Smalley
_____________________________                      _____________________________
Steve Kennedy                                      Kathleen Smalley


_____________________________                      _____________________________
Doug Fuqua                                         Ken Guidry






Attachments
-----------

Exhibit A                  Insider Trading Policy


                                      -12

                                    EXHIBIT A

                             INSIDER TRADING POLICY


Insider Trading Policy

This insider trading policy applies to all transactions in Securities of Web.com, Inc. (the "Company"). For purposes of this policy, the term "Securities" includes common stock, options for common stock, and other securities that may be issued from time to time such as convertible debentures or preferred stock, as well as derivative securities relating to a company's stock, such as exchange-traded options. This policy applies to all officers, directors, team members, consultants, representatives, and contractors of the Company ("Insiders").

Policy Contents:
Statement of Policy
Potential Liability and Disciplinary Action
Certain Exemptions
"Trade-Restricted" Insiders
Trading Calendar
Restrictions on Speculative Transactions Regarding Trade-Restricted Insiders Preclearance of Trades
Additional Requirements Regarding Section 16 Reporting Persons
Inquiries


I. Provisions Applicable to All Insiders

A. Statement of Policy
1. Company policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the use of Material Nonpublic Information (described below) in Securities trading. It is the policy of this Company that any Insider who has Material Nonpublic Information may not buy or sell Securities of the Company nor engage in any other action to take advantage of, or pass on to others, that information.

2. Material Nonpublic Information includes information that has not been released and is otherwise not available to the general public and is reasonably likely to be considered important to an investor in making an investment decision regarding the purchase or sale of the Company's Securities. Either positive or negative information may be material. Examples of Material Nonpublic Information include, but are not limited to: financial results, projections of future earnings or losses, changes in manufacturing productivity, news of a proposed merger or acquisition, impending bankruptcy, gain or loss of a substantial customer, significant new product announcements, parts shortages, changes in dividend policy, stock splits, significant litigation exposure, stock or debt offerings, and significant changes in senior management.

3. No Insider and no member of the immediate family or household of any such person shall engage in any transaction involving a purchase or sale of the Company's Securities about which the Insider possesses Material Nonpublic Information during any period commencing with the date that he or she possesses Material Nonpublic Information, and ending at the close of business on the second trading day following the public disclosure of such information, or at such time as such information is no longer material.

4. Insiders must not disclose Material Nonpublic Information except to those individuals within the Company whose jobs require them to have the information. Insiders must not disclose sensitive or nonpublic information to anyone outside the Company. The Company has standard procedures for the release of material information. No disclosure should be made without following these procedures.

B. Potential Liability and Disciplinary Action
1. Individuals who trade on Material Nonpublic Information (or disclose such information to others) may be subject to penalties under federal and state securities laws, including: criminal fines up to $1,000,000 and imprisonment for up to 10 years; a civil penalty of up to three times the profit gained or the losses avoided on the transaction; and disgorgement of profits gained or losses avoided on the transaction. Insiders who violate this policy may also be subject to suit by persons who purchased or sold the Securities at the same time as the Insiders. Persons who disclose Material Nonpublic Information to others who then trade in Securities while in possession of that information may be liable for the profits or avoided losses of those to whom the information was disclosed, as well as subject to civil penalties.

2. In addition, any Insider who violates this policy will be subject to disciplinary action by the Company, including dismissal or termination for cause. The Company may also be entitled to pursue legal action against any person who violates this policy. Where appropriate, the Company may also report violations of this policy to appropriate government agencies, including the Securities and Exchange Commission and the United States Department of Justice.

3. For purposes of this policy, the Compliance Officer shall be the Company's General Counsel or any attorney in the Company's legal department serving as the General Counsel's designee.


C. Certain Exemptions For purposes of this policy,
(i) purchases of shares under the Company's Employee Stock Purchase Plan and
(ii) the exercise of options in which the option exercise price is paid by the employee and the resulting shares are held by the employee and not sold are exempt from this policy. In addition, bona fide gifts and interspousal transfers are similarly exempt from this policy. However, all sales of shares purchased under the Employee Stock Purchase Plan and all sales of shares issued as the result of an option exercise are subject to this policy.


II. Provisions Applicable to Trade-Restricted Insiders

A. "Trade-Restricted" Insiders
"Trade-Restricted" Insiders means all officers and members of the board of directors of the Company and certain other Insiders designated as "Trade-Restricted" by the officer to whom they report or by the Compliance Officer (Insiders designated as "Trade-Restricted" have been or will be notified of such designation).

B. Trading Calendar
No Trade-Restricted Insider shall engage in any transaction involving the purchase or sale of the Company's Securities during the last three weeks of any fiscal quarter through the close of business on the second trading day following public disclosure of the Company's quarterly or annual financial results. The Company may designate additional periods during which transactions by Trade-Restricted Insiders are prohibited. The Company will publish a trading calendar annually and make the calendar available to all Trade-Restricted Insiders.

C. Restrictions on Speculative Transactions Regarding Trade-Restricted Insiders Trade-Restricted Insiders shall not engage in speculative transactions involving the Company's Securities, including short sales of the Company's Common Stock, or puts, calls, covered calls, or other options on the Company's Common Stock.


III. Provisions Applicable to Section 16 Reporting Persons

A. Preclearance of Trades
1. "Section 16 Reporting Person" means any of the following, all of whom are subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934, as amended: all members of the board of directors, officers, beneficial owners of more than 10% of any class of equity Securities, and Insiders performing significant policy-making functions for the Company.
Section 16 Reporting Persons may trade in the Company's stock only when they have approval for any trade from the Company's Compliance Officer or his designee. In evaluating a request for approval, the Compliance Officer or his designee will base the determination on whether Material Nonpublic Information exists. The Compliance Officer or his designee will respond to any request to trade within 24 hours of receiving such request. Approved trades must then be concluded within 24 hours of the approval, but may not be concluded if during that period the affected Insider becomes aware of Material Nonpublic Information.

B. Additional Requirements Regarding Section 16 Reporting Persons
Section 16 Reporting Persons must also comply with the reporting obligations and limitations on short-swing transactions set forth in Section 16 of the Securities and Exchange Act of 1934, as amended. The practical effect of these provisions is that Section 16 Reporting Persons who purchase and sell the Company's Securities within a six-month period must disgorge all profits to the Company whether or not they had knowledge of any Material Nonpublic Information. Under these provisions, and so long as certain other criteria are met, neither the receipt of an option under the Company's option plan, nor the exercise of that option, nor the receipt of stock under the Company's employee stock purchase plan is deemed to be a purchase under Section 16; however, the sale of any such shares is a sale under Section 16. The Company has provided or will provide separate memoranda and other appropriate materials to its Section 16 Reporting Persons regarding compliance with Section 16 and its rules.


IV. Inquiries
If you have any doubts whatsoever as to whether you possess Material Nonpublic Information or whether any trading would be a violation of this policy or if you have any other questions regarding this policy in general, please contact the General Counsel or Compliance Officer.